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EXHIBIT 10.1

Consent of Independent Accountants

        We hereby consent to the incorporation by reference in Registration Statements 333-81862 and 333-60712 on Forms F-3 and Registration Statement 333-13506 on Form S-8 of our reports dated January 31, 2002 relating to the consolidated financial statements and financial statement schedule, which appear in Novartis AG's Annual Report on Form 20-F for the year ended December 31, 2001.

PricewaterhouseCoopers AG

Basel, Switzerland
March 14, 2002

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Consent of Independent Accountants